                                                                   EXHIBIT 10.10
                                                                  Execution Copy


                                SECOND AMENDMENT

                                       TO

                                CREDIT AGREEMENT

                                   DATED AS OF
                                OCTOBER 24, 2001

                                      AMONG

                      KINDER MORGAN ENERGY PARTNERS, L.P.,
                                 AS THE COMPANY,



                            THE LENDERS PARTY HERETO,



                           FIRST UNION NATIONAL BANK,
                            AS ADMINISTRATIVE AGENT,


                            THE CHASE MANHATTAN BANK,
                              AS SYNDICATION AGENT,

                                       AND

                            THE BANK OF NOVA SCOTIA,
                                 COMMERZBANK AG,
                       NEW YORK AND GRAND CAYMAN BRANCHES,
                                       AND
                        CREDIT LYONNAIS NEW YORK BRANCH,
                           AS CO-DOCUMENTATION AGENTS

                          FIRST UNION SECURITIES, INC.

                                       AND

                          J.P. MORGAN SECURITIES INC.,
                 AS JOINT LEAD ARRANGERS AND JOINT BOOK MANAGERS






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                                SECOND AMENDMENT
                                       TO
                                CREDIT AGREEMENT


                  THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of October 24, 2001 is among:

                  (a) Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Company");

                  (b) the banks and other financial institutions listed on the signature pages hereof under the caption "Lender", (collectively, the "Lenders"); and

                  (c) First Union National Bank, a national banking association, individually as a Lender and as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              PRELIMINARY STATEMENT

                  The Company, the Lenders, the Administrative Agent, Bank of America, N.A., as the syndication agent, and Bank One, N.A., as the documentation agent, have entered into a Credit Agreement dated as of October 25, 2000, as amended pursuant to the First Amendment to Credit Agreement, dated as of January 31, 2001, (as so amended and as may be further amended, modified, supplemented and/or restated from time to time, the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. On the date hereof, Bank of America, N.A., and Bank One, N.A., respectively, ceased to be the Syndication Agent and the Document Agent under the Credit Agreement, and Arab Banking Corporation, Banca Commerciale Italiana-Los Angeles Branch, Bank of America, N.A., Banca di Roma, Bayerische Landesbank



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Girozentrale Cayman Island Branch, National Australian Bank Limited and Wells
Fargo Bank of Texas, N.A. have ceased to be Lenders under the Credit Agreement. By their execution of this Amendment, Credit Suisse First Boston, Merrill Lynch Bank, USA, Royal Bank of Canada, and The Royal Bank of Scotland have agreed to be Lenders under the Credit Agreement. The Company and the Lenders have agreed, upon the terms and conditions specified herein, to further amend the Credit Agreement to, inter alia, increase the aggregate commitments of the Lenders to $750,000,000, all as hereinafter set forth:

                  NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Lenders, and the Administrative Agent hereby agree as follows:

                           SECTION 1. Amendments to Section 1.01, Defined Terms, of the Credit Agreement.

                  (a) Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms in their proper alphabetical order:

                           (i) " 'Co-Documentation Agents' means The Bank of
                  Nova Scotia, Commerzbank AG, New York and Grand Cayman Branches, and Credit Lyonnais New York Branch.".

                           (ii) " 'Indemnified Matters' means, with respect to
                  any Indemnified Party, all losses, liabilities, claims and damages (including reasonable legal fees).".

                           (iii) " 'Second Amendment' means the Second Amendment
                  to Credit Agreement dated as of October 24, 2001 among the Company, the Lenders party



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                  thereto, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents.".

                  (b) The definition of the term "Commitment" contained in
Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  " 'Commitment' means, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05. The initial amount of each Lender's Commitment is set forth on Annex I to the Second Amendment or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable.".

                  (c) The definition of the term "Documentation Agent" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  " 'Documentation Agent' means, collectively, the Co-Documentation Agents.".

                  (d) The definition of the term "Original Termination Date" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  " 'Original Termination Date' means October 23, 2002.".

                  (e) The definition of the term "Required Lenders" contained in
Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:




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                  " 'Required Lenders' means, at any time Lenders having
         Revolving Credit Exposures and unused Commitments representing 51% of the sum of the total Revolving Credit Exposure and unused Commitments at such time.".

                  (f) The definition of the term "Syndication Agent" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  " 'Syndication Agent' means The Chase Manhattan Bank.".

                  SECTION 2. Amendments to Section 4.07, Financial Statements, of the Credit Agreement. Section 4.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "SECTION 4.07 Financial Statements. (a) The consolidated and consolidating balance sheets of the Company and its consolidated Subsidiaries as at December 31, 2000 and the related consolidated and consolidating statements of income, partners', shareholders' or members' equity and cash flow of the Company and its consolidated Subsidiaries for the fiscal year ended on said date, with (in the case of such consolidated financial statements) the opinion thereon of PricewaterhouseCoopers LLP heretofore furnished to the Lenders and the unaudited consolidated and consolidating balance sheets of the Company and its consolidated Subsidiaries as at June 30, 2001 and their related consolidated and consolidating statements of income, partners', shareholders' or members' equity and cash flow of the Company and its consolidated Subsidiaries for the six-month period ended on such date heretofore furnished to the Lenders, are complete and correct in all material respects and fairly present the consolidated financial condition of the Company and its consolidated Subsidiaries as at said dates and the results of their operations for the fiscal year and the six-month period



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         ended on said dates, all in accordance with GAAP, as applied on a consistent basis (subject, in the case of the interim financial statements, to the absence of footnotes and to normal year-end and audit adjustments).

                           (b) Since December 31, 2000, there has been no material adverse change in the business, assets, operations or condition, financial or otherwise, of the Company and the Subsidiaries, taken as a whole.".

                  SECTION 3. Conditions of Effectiveness. This Amendment shall become effective when the Company and each of the Lenders shall have executed a counterpart hereof and delivered the same to the Administrative Agent or, in the case of any Lender as to which an executed counterpart hereof shall not have been so delivered, the Administrative Agent shall have received written confirmation by telecopy or other similar writing from such Lender of execution of a counterpart hereof by such Lender.

                  SECTION 4. Representations and Warranties True; No Default or Event of Default. The Company hereby represents and warrants to the Administrative Agent and the Lenders, that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no event has occurred and is continuing that constitutes either a Default or an Event of Default.

                  SECTION 5. Reference to the Credit Agreement and Effect on the Notes and Other Documents Executed Pursuant to the Credit Agreement.




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                  (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

                  (b) Upon the effectiveness of this Amendment, each reference in the Notes and the other documents and agreements delivered or to be delivered pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

                  (c) The Credit Agreement and the Notes and other documents and agreements delivered pursuant to the Credit Agreement, as modified by the amendment referred to above, shall remain in full force and effect and are hereby ratified and confirmed.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 7. GOVERNING LAW; BINDING EFFECT. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE CO-DOCUMENTATION AGENTS, THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

                  SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.




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                  SECTION 9. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT
AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES THERETO), AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, THE CO-DOCUMENTATION AGENTS AND THE LENDERS RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER.




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.


                                       KINDER MORGAN ENERGY PARTNERS, L.P.,
                                       as the Company

                                       By: Kinder Morgan G.P., Inc.,
                                           its General Partner

                                           By: Kinder Morgan Management, LLC,
                                               its Delegate


                                               By:
                                                      --------------------------
                                               Name:
                                                      --------------------------
                                               Title:
                                                      --------------------------




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                                       LENDER:

                                            FIRST UNION NATIONAL BANK, as the
                                            Administrative Agent and as a Lender


                                            By:
                                                --------------------------------
                                                Russell T. Clingman
                                                Vice President




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                                       LENDER:

                                           ABN AMRO BANK, N.V.



                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           MERRILL LYNCH BANK, USA


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           BANK OF MONTREAL


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           THE BANK OF NOVA SCOTIA


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           THE BANK OF TOKYO - MITSUBISHI, LTD.


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           BANK ONE, NA
                                           (Main Office - Chicago)


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           FLEET NATIONAL BANK


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           BARCLAYS BANK PLC


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           BNP PARIBAS


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           THE CHASE MANHATTAN BANK



                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           CITIBANK, N.A.


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------





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                                       LENDER:

                                           COMMERZBANK AG, NEW YORK AND
                                           GRAND CAYMAN BRANCHES


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           CREDIT LYONNAIS NEW YORK BRANCH


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           THE DAI-ICHI KANGYO BANK, LTD.


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           THE FUJI BANK, LIMITED


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           KBC BANK N.V.


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           THE NORTHERN TRUST COMPANY


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           SUNTRUST BANK, ATLANTA


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           U.S. BANK NATIONAL ASSOCIATION


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           CREDIT SUISSE FIRST BOSTON


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           THE ROYAL BANK OF SCOTLAND


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           ROYAL BANK OF CANADA


                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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                                       LENDER:

                                           UBS AG, STAMFORD BRANCH



                                           By:
                                                  ------------------------------
                                           Name:
                                                  ------------------------------
                                           Title:
                                                  ------------------------------




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